EXHIBIT 32.1

CERTIFICATIONS PURSUANT TO

18 U.S.C. SECTION 1350,

AS ENACTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Aditxt, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of Amro Albanna, Chief Executive Officer of the Company and Thomas J. Farley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 17, 2023	/s/ Amro Albanna
Amro Albanna
Chief Executive Officer
(Principal Executive Officer)

April 17, 2023	/s/ Thomas J. Farley
Thomas J. Farley
Chief Financial Officer
(Principal Financial and Accounting Officer)